===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 24, 2002

                         Commission File Number: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                    76-0526487
     (State or other jurisdiction                        (I.R.S. Employer
           of incorporation)                            Identification No.)


                             777 Post Oak Boulevard
                                    Suite 500
                              Houston, Texas 77056
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 830-9600


================================================================================

ITEM 4.  Changes in Registrant's Certifying Accountant.

         On May 23, 2002, the Audit Committee of the Board of Directors of Comfort Systems USA, Inc. (the "Company") decided, with the approval of the Company's Board of Directors, that effective May 24, 2002 the Company would no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and that as of May 24, 2002 Ernst & Young LLP, certified public accountants, would be appointed as the Company's independent public accountants for 2002.

         The reports of Arthur Andersen on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through May 24, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference thereto in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as such term is used in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and through May 24, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit 16         Letter from Arthur Andersen LLP to the         Filed with this
                            Securities and Exchange Commission             document
                            Dated May 24, 2002

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMFORT SYSTEMS USA, INC.


                                              By: /s/ William Murdy
                                                  ------------------------------
                                                  William Murdy,
                                                  Chief Executive Officer

Date:  May 24, 2002

                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------
  16             Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission Dated May 24, 2002